UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

(Exact name of Registrant as specified in its charter)

DELAWARE	001-02217	58-0628465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Coca-Cola Plaza
Atlanta, Georgia	30313
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 9, 2010, The Coca-Cola Company (the “Registrant”) issued a press release announcing its preliminary financial results for its fourth quarter and fiscal year ended December 31, 2009 and furnished the press release on a Current Report on Form 8-K (the “Initial Form 8-K”). Subsequently, the Registrant concluded that it had misclassified $2,130 million of bank time deposits with maturities in excess of three months but less than one year as cash and cash equivalents. This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) to the Initial Form 8-K is being furnished to revise the Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows included in Exhibit 99.1 to the Initial Form 8-K to reflect the appropriate classification of these bank time deposits.

The revised Condensed Consolidated Balance Sheets included in Exhibit 99.2 to this Form 8-K/A reflect the following changes in the Current Assets section (i) a reduction of $2,130 million in the line item “Cash and cash equivalents” at December 31, 2009, (ii) the addition of the line item “Short-term investments” ($2,130 million at December 31, 2009 and zero at December 31, 2008), and (iii) the addition of the line item “Total Cash, Cash Equivalents and Short-Term Investments” ($9,151 million at December 31, 2009 and $4,701 million at December 31, 2008).  The revised Condensed Consolidated Statements of Cash Flows included in Exhibit 99.2 to this Form 8-K/A reflect the following changes for the year ended December 31, 2009 (i) in the Investing Activities section, an increase of $2,130 million in the line item “Purchases of other investments” and a corresponding increase in the line item “Net cash used in investing activities” and (ii) in the Cash and Cash Equivalents section, a decrease of $2,130 million in the line item “Net increase during the year” and a corresponding decrease in the line item “Balance at end of year”.

The revisions in this Form 8-K/A do not affect (i) the text of the press release or (ii) the Condensed Consolidated Statements of Income, the Operating Segments table or the Reconciliation of GAAP and non-GAAP Financial Measures tables included in the press release. The Registrant will revise the press release posted on its website at www.thecoca-colacompany.com to reflect the appropriate classification of the bank time deposits.

Item 2.02.               Results of Operations and Financial Condition.

Furnished as Exhibit 99.1 is a copy of a press release of The Coca-Cola Company, dated February 9, 2010, reporting The Coca-Cola Company’s financial results for the fourth quarter and full year 2009.  Attached as Exhibit 99.2 are revised Condensed Consolidated Balance Sheets and Condensed Consolidated Statements of Cash Flows reflecting the reclassification of $2,130 million of bank time deposits from cash and cash equivalents to short-term investments. Such information, including the Exhibits hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 99.1

Press Release of The Coca-Cola Company, dated February 9, 2010, reporting The Coca-Cola Company’s financial results for the fourth quarter and full year 2009 — incorporated by reference to the Current Report on Form 8-K of The Coca-Cola Company furnished February 9, 2010 (SEC File No. 1-2217).

Exhibit 99.2

Revised Condensed Consolidated Balance Sheets as of December 31, 2009 and 2008 and Revised Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008, of The Coca-Cola Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY
(REGISTRANT)

Date: February 26, 2010	By:	/s/ Kathy N. Waller
Kathy N. Waller
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1

Press Release of The Coca-Cola Company, dated February 9, 2010, reporting The Coca-Cola Company’s financial results for the fourth quarter and full year 2009 — incorporated by reference to the Current Report on Form 8-K of The Coca-Cola Company furnished February 9, 2010 (SEC File No. 1-2217).

Exhibit 99.2

Revised Condensed Consolidated Balance Sheets as of December 31, 2009 and 2008 and Revised Condensed Consolidated Statements of Cash Flows for the years ended December 31, 2009 and 2008, of The Coca-Cola Company.